KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC.
                                 75 WALL STREET
                            NEW YORK, NEW YORK 10005

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   ----------

To our Stockholders:

      Notice is hereby given that the Annual Meeting of Stockholders of Kleinwort Benson Australian Income Fund, Inc. (the "Fund") will be held on Thursday, April 2, 1998, at 11:00 a.m. at 75 Wall Street, 35th floor, New York, New York 10005, for the following purposes:

            (1) To elect three class I Directors and one Class II Director ("Proposal No. 1").

            (2) To act upon a proposal to ratify the selection of Price Waterhouse as Independent Accountants for the Fund for the fiscal year ending October 31, 1998 ("Proposal No. 2").

            (3) To transact such other business as may properly come before the meeting.

      Stockholders of record at the close of business on February 6, 1998 will be entitled to vote at the Meeting. The Fund's annual report to stockholders for the 1997 fiscal year is being mailed to all such stockholders prior to or with the mailing of this notice and proxy statement.

                                             By order of the Board of Directors,


                                                       Michael Fortier
                                                          Secretary

February 20, 1998

      If you do not expect to be present at the meeting, please date, fill in and sign the enclosed form of Proxy and mail it in the enclosed return envelope. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                  KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC.

                                 75 Wall Street
                            New York, New York 10005
                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS

                                   ----------

      This Proxy Statement is furnished to the stockholders of KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC. (the "Fund") in connection with the solicitation by the Board of Directors of the Fund of proxies to be used at an Annual Meeting of Stockholders of the Fund to be held at the offices of the Fund's Investment Advisor and Administrator, Kleinwort Benson Investment Management Americas Inc., 75 Wall Street, 35th Floor, New York, NY, on Thursday, April 2, 1998 at 11:00 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

      Stockholders of record at the close of business on February 6, 1998 will be entitled to vote at the Meeting. If a proxy is executed and returned, the shares represented thereby will be voted at the Meeting. Any stockholder giving a proxy will have the power to revoke it by notice in writing received by the Secretary of the Fund, c/o Kleinwort Benson Investment Management Americas Inc., 75 Wall Street, New York, NY 10005, prior to the exercise of such proxy at the Meeting. Also, any stockholder attending the Meeting may vote in person whether or not she or he has previously filed an executed proxy. Each proxy will be voted in accordance with the directions given thereon by the stockholder. If no specific directions to the contrary are given, a proxy will be voted for the election of each nominee named in Proposal No. 1 and in favor of Proposal No.
2.

      If a properly executed proxy is returned and accompanied by instructions to withhold authority to vote (an abstention), the shares represented thereby, with respect to each matter to be determined by a majority of the votes cast on such matter (each of Proposal No. 1 and Proposal No. 2), will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters.

      A quorum for the Meeting will consist of one-third of the shares outstanding. In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received prior to the Meeting, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting in order to permit further solicitation of proxies with respect to such proposal. The Meeting may be adjourned with respect to one (or both) of the proposals in the Proxy Statement, and a stockholder vote may be taken on the other proposal prior to any adjournment if sufficient votes have been received for its approval. Shares represented by proxies indicating a vote against a proposal will be voted against adjournment as to that proposal.

      On February 20, 1998 there were 11,954,566 outstanding shares of the Fund. On such date, no person to the knowledge of the Fund owned 5% or more of the outstanding shares of the Fund. Each share or fractional share outstanding on the record date will be entitled to one vote or fractional vote at the meeting.

      The cost of soliciting proxies for the Annual Meeting of Stockholders, consisting primarily of printing and mailing expenses, will be paid by the Fund. This solicitation is being made by the use of the mails, but may also be made by telephone, telegraph and personal interview. Proxies should be returned to the Fund's Transfer Agent,

Boston EquiServe, in the enclosed envelope. This Proxy Statement and accompanying form of proxy are first being sent to stockholders on or about February 27, 1998.

      Copies of the Fund's most recent Annual and Semi-Annual Reports may be obtained without charge by calling (800) 237-4218 or by writing the Fund at 75 Wall Street, New York, NY 10005.

                              ELECTION OF DIRECTORS
                                 Proposal No. 1

      At the Meeting, four of the eight Directors of the Fund are to be elected. Each of the Class I Directors will be elected for a period of three years and until his successor has been elected and qualified. The one Class II Director, who has filled a vacancy in Class II, will serve until the Class II term expires in 1999 and until his successor has been elected and qualified. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented thereby for the election of the following nominees as Directors of the Fund. Each nominee is a member of the present Board of Directors of the Fund. Three of the nominees (Sir Robert C. Cotton, David M. Felder and James J. Foley) were elected by stockholders of the Fund. The other nominee (Stephen K.
West) was elected by the Board of Directors at a meeting held on May 23, 1997, which was subsequent to the most recent stockholders meeting.

      Set forth below are the nominees for election to the Fund's Board of Directors, together with certain other information:

                                                                                 Shares of Common
                                                                                  Stock Owned at
                               Position with       Principal Occupation and      February 20, 1998
  Name and Address       Age     the Fund            other Affiliations           (and % of Fund)   Class
  -------------------    ---   -------------    -------------------------------  -----------------  -----
  Sir Robert C. Cotton   82    Director and     Chairman, Australian Photonics          6,000         I
  2 Spruson Street             Chairman of      Co-operative Research Centre;          (0.05%)
  Neutral Bay, NSW 2089        the Board        Director, Thomson-CSF Pacific
  Australia                    since 1986       Pty. Ltd. Formerly Australian
                                                Ambassador to the United States
                                                (1982-1985).

+ David M. Felder        42    Director and     Senior Fixed Income Manager:              0           I
  10 Fenchurch Street          President        Kleinwort Benson Investment
  London, EC3M 3LB             since 1994       Management Americas Inc. (since
  England                                       1991) and Dresdner RCM Global
                                                Investors (UK) Ltd. (formerly
                                                Kleinwort Benson Investment
                                                Management Limited) (since 1988).

  James J. Foley (1)     73    Director since   From 1952-1990, Faculty Member,         1,536         I
  60 Pond Street               1986             Harvard Graduate School of             (0.00%)
  Belmont, MA 02178                             Business. Since January 1991:
                                                Consultant to the School's MBA
                                                Admissions Board; Consultant to
                                                Courier Corp.

----------
+ Mr. Felder is an "interested person" of the Fund because he is an officer of the Fund's investment advisor.
(1) Member, Audit Committee. The Committee reviews and reports to the Board with respect to the scope and results of the examination of the financial statements of the Fund by the independent accountants and related matters.

                                                                                   Shares of Common
                                                                                    Stock Owned at
                                 Position with       Principal Occupation and      February 20, 1998
  Name and Address         Age     the Fund            other Affiliations           (and % of Fund)   Class
  -------------------      ---   -------------    -------------------------------  -----------------  -----
+ Stephen K. West          69    Director since   Partner, Sullivan & Cromwell             0            II
  42 Old Wood Road               1997             (1964-1996); Of Counsel, Sullivan
  Bernardsville, NJ 07924                         & Cromwell (since 1997); Director,
                                                  AMVESCAP plc; First ING Life
                                                  Insurance Company of New York;
                                                  ING American Holdings, Inc.;
                                                  Pioneer Funds; Swiss Helvetia
                                                  Fund, Inc.; Winthrop Focus Funds.

      Class II Directors' terms will expire in 1999 and Class III Directors' terms will expire in 2000. The following Directors of the Fund will continue to serve in such capacity until their terms of office expire and their successors are duly elected and qualified.

                                                                                    Shares of Common
                                                                                     Stock Owned at
                                  Position with       Principal Occupation and      February 20, 1998
  Name and Address          Age     the Fund            other Affiliations           (and % of Fund)   Class
  -------------------       ---   -------------    -------------------------------  -----------------  -----
  Nigel S. MacEwan          64    Director since   Retired; formerly President and          0           II
  153 Oenoke Lane                 1992             Chief Executive Officer, Kleinwort
  New Canaan, CT 06820                             Benson North America, Inc., and
                                                   Director, Kleinwort Benson Group
                                                   plc (1986-1993); formerly Director,
                                                   Alex Brown Kleinwort Benson
                                                   Realty Advisors (1992-1994).

  The Earl of Limerick (1)  67    Director since   Chairman, Pirelli UK plc and asso-       0           III
  11 Berkeley Street              1986             ciated companies (since 1989);
  London, W1X 6BU                                  Chairman, AMP Asset Manage-
  England                                          ment plc (since 1992); Chairman,
                                                   De La Rue plc (Director since
                                                   1983, Chairman since 1993);
                                                   Chairman, Board of Governors,
                                                   London Guildhall University
                                                   (since 1984). Formerly Non-
                                                   Executive Director of Kleinwort
                                                   Benson Group plc and associated
                                                   companies (retired 1990).

----------
+ Mr. West is an "interested person" of the Fund because of his affiliation with Sullivan & Cromwell, counsel to the Fund.
(1) Member, Audit Committee. The Committee reviews and reports to the Board with respect to the scope and results of the examination of the financial statements of the Fund by the independent accountants and related matters.

                                                                                  Shares of Common
                                                                                   Stock Owned at
                                Position with       Principal Occupation and      February 20, 1998
Name and Address          Age     the Fund            other Affiliations           (and % of Fund)   Class
---------------------     ---   -------------    -------------------------------  -----------------  -----
Leonard T. Hinde (1)      72    Director since   Formerly Advisor to the Governor,        0           III
8 Earl Street                   1987             Reserve Bank of Australia (retired
Mosmon, NSW 2088                                 1985).
Australia

G. William Miller (1)     72    Director and     Chairman and CEO, G. William           20,000        III
1215 19th Street N.W.           Deputy           Miller & Co. Inc. (since 1983);        (0.17%)
Washington, DC 20036            Chairman         Chairman and CEO, Federated
                                since 1986       Stores, Inc. (1991-1992);
                                                 Chairman and Director, Waccamaw
                                                 Corporation (since October 1995);
                                                 Director, GS Industries (since
                                                 October 1995), Simon-DeBartolo
                                                 Group, Inc. (since August 1996)
                                                 and Repligen Corporation (since
                                                 1982); Trustee, Marine Biological
                                                 Laboratory (since August 1996).

----------
(1) Member, Audit Committee. The Committee reviews and reports to the Board with respect to the scope and results of the examination of the financial statements of the Fund by the independent accountants and related matters.

      The executive officer of the Fund, other than as already shown, is described below.

      Michael Fortier is the Secretary and Treasurer and Principal Financial and Accounting Officer and has held these offices since February 1994 and December 1996, respectively. Mr. Fortier is 35 years old and is a Vice President of Dresdner Kleinwort Benson North America Services LLC and has been employed by Dresdner Kleinwort Benson and affiliates since 1987.

      The directors and officers of the Fund as a group owned less than 1% of the shares outstanding as of February 20, 1998.

      The Fund reimburses all Directors for their out-of-pocket and travel expenses. For the period November 1, 1996 to October 31, 1997, there were two meetings of the Fund's Board of Directors. All Directors attended all meetings held during the year.

      The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The members of the Audit Committee during fiscal 1997 were Messrs. Foley, Miller, Hinde and The Earl of Limerick. The Audit Committee met twice during the period November 1, 1996 to October 31, 1997 and all Committee members attended each meeting.

      Set forth below is information concerning compensation paid to the Fund's current directors and officers during its fiscal year ended October 31, 1997:

                                                                                                      Total Compensation
                                                  Pension or Retirement                               from Fund and Fund
                         Aggregate Compensation  Benefits Accrued as Part  Estimated Annual Benefits    Complex Paid to
Name and Position               from Fund            of Fund Expenses           Upon Retirement            Directors
-------------------      ----------------------  ------------------------  -------------------------  ------------------
Sir Robert C. Cotton,            $10,665                   None                      None                   $10,665
Director & Chairman of
the Board

David M. Felder,                  None                     None                      None                    None
Director & President

James J. Foley,                  $11,000                   None                      None                   $11,000
Director

Leonard T. Hinde,                $12,998                   None                      None                   $12,998
Director

The Earl of Limerick,            $13,677                   None                      None                   $13,677
Director

Nigel S. MacEwan,                 $8,000                   None                      None                    $8,000
Director

G. William Miller,               $12,000                   None                      None                   $12,000
Director &
Deputy Chairman

Stephen K. West,                  None                     None                      None                    None
Director

Michael Fortier,                  None                     None                      None                    None
Secretary and
Treasurer & Principal
Financial and Accounting
Officer

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                 Proposal No. 2

      A majority of the members of the Board of Directors who are not interested persons of the Fund have selected Price Waterhouse as independent accountants for the Fund for the year ending October 31, 1998. The ratification of the selection of independent accountants is to be voted upon at the meeting and it is intended that the persons named in the accompanying proxy vote for Price Waterhouse. A representative of Price Waterhouse will attend the meeting if so requested by a stockholder.

      The Board of Directors' policy regarding engaging independent accountants' services is that Management may engage the Fund's independent accountants to perform any service(s) normally provided by independent accounting firms, provided that such service(s) meets any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. The Audit Committee will review and approve services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from the Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

      THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                                  OTHER MATTERS

      Management does not know of any matters to be presented at the Meeting other than those stated above. If any other business should come before the Meeting, the persons named in the Proxies intend to vote thereon in accordance with the views of the Fund's management.

                              STOCKHOLDER PROPOSALS

      It is expected that the next meeting of stockholders will be held on or about February 11, 1999. A stockholder's proposal intended to be presented at the 1999 meeting of stockholders of the Fund must be received by the Fund by October 14, 1998 in order to be included in the Fund's Proxy Statement and Form of Proxy relating to such meeting.

                                             By order of the Board of Directors,


                                                        Michael Fortier
                                                           Secretary

February 20, 1998

                 KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC.

      PROXY SOLICITED BY THE BOARD OF DIRECTORS of Kleinwort Benson Australian Income Fund, Inc. for use at the Annual Meeting of Stockholders to be held at 75 Wall Street, 35th Floor, New York, NY on April 2, 1998 at 11:00 a.m. New York time. The undersigned hereby appoints Michael Fortier and Kimberly Fusaro, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting and at all adjournments thereof, all shares of the Fund held of record by the undersigned on the record date for the Meeting upon the following matters, and upon any other matter which may properly come before the Meeting or any adjournment thereof, in their discretion.



                                                                   ------------
                (Continued and to be signed on the reverse side)   SEE REVERSE
                                                                       SIDE

---
 X   Please mark your votes as in this example.
---

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote
FOR the election of each Director and FOR Proposal 2.

1.    ELECTION OF DIRECTORS:
      Nominees:   Sir Robert C. Cotton, David M. Felder, James J. Foley, Stephen
                  K. West

                                    FOR               WITHHOLD
                                    ----                ----

                                    ----                ----
----

----  --------------------------------------
      For all nominees except as noted above


2. Proposal to ratify the selection of Price Waterhouse LLP as the Fund's Independent Accounts.

                  FOR               AGAINST            ABSTAIN
                  ----                ----              ----

                  ----                ----              ----


3. In their discretion, the proxies are authorized to vote in their best judgment upon such other matters as may properly come before the Meeting or any adjournment thereof.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT           ----

                                                        ----

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

IMPORTANT: Please be sure to give ALL information requested above, including FULL title.

Signature:                                Date:
          -----------------------------         ---------------

Signature:                                Date:
          -----------------------------         ---------------